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BRANDES
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Brandes Core Plus Fixed Income Fund
Brandes Global Equity Fund
Brandes International Equity Fund

Supplement dated December 5, 2016 to the
 Summary Prospectus and Prospectus dated February 1, 2016

Class E shares of the Brandes Core Plus Fixed Income Fund, Brandes Global Equity Fund and the Brandes International Equity Fund have been eliminated effective November 30, 2016 and are no longer offered for sale.  All references to Class E shares in the Summary Prospectus and Prospectus are hereby deleted.

Please retain this Supplement with the Summary Prospectus and Prospectus.

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BRANDES
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Brandes Core Plus Fixed Income Fund
Brandes Credit Focus Yield Fund
Brandes Global Equity Fund
Brandes Global Equity Income Fund
Brandes Global Opportunities Value Fund
Brandes International Equity Fund
Brandes Emerging Markets Value Fund
Brandes International Small Cap Equity Fund
Separately Managed Account Reserve Trust

Supplement dated December 5, 2016 to the
 Statement of Additional Information dated February 1, 2016

Effective December 31, 2016, J. Michael Gaffney will resign from his position as Independent Trustee and will be replaced by Gregory Bishop, who was elected by shareholders at a special shareholder meeting on November 7, 2016 as an Independent Trustee.  Accordingly, effective January 1, 2017, the Trustees and Officers table shown on pages B-50 and B-51 of the Statement of Additional Information (“SAI”) is hereby deleted and replaced with the following:

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees(2)
Jean Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 58)	Trustee and Chairman of the Board	Since April 2008	Retired since 2005; Director of Investment Management Group for Russell Investment Group from 2000 to 2005.	9	Bridge Builder Trust.
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 64)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	9	Hotchkis and Wiley Funds.
Craig Wainscott, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 54)	Trustee	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; currently Partner with The Paradigm Project and advisor to early-stage companies.	9	None
Gregory Bishop, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 54)	Trustee	Since January 2017	Retired. Previously Executive Vice President and Head of Retail Business, PIMCO Investments, from 1997 to 2014.	9	None

The following paragraph is added to page B-53 of the SAI:

Mr. Bishop has substantial mutual fund and financial services experience.  He is currently retired, and previously spent over 17 years in the investment management business at Pacific Investment Management Company, LLC (“PIMCO”), where he served as Executive Vice President and Head of Retail Business Management for PIMCO Investments with responsibilities related to retail distribution and operations for PIMCO’s mutual fund complex.  He has over 23 years of experience in the financial services industry. Mr. Bishop has held the Chartered Financial Analyst (CFA) designation since 1996 and has experience with mutual fund operations, compliance, marketing and distribution.

The following replaces the information on page B-54 through B-56 of the SAI:

Fund Shares Owned by Trustees as of December 31, 2015

Amount Invested Key
A.	$0
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

	Dollar Range of Equity Securities Owned in the Funds									Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	Core Plus Fund	Credit Focus Yield Fund	Global Equity Fund	Global Oppor- tunities Value Fund	Global Equity Income Fund	Interna- tional Equity Fund	Emer- ging Markets Value Fund	Interna- tional Small Cap Fund	SMART Fund
“Independent” Trustees
J. Michael Gaffney	C	C	C	C	C	C	C	C	C	E
Gregory Bishop	A	A	A	A	A	A	A	A	A	A
Jean Carter	A	A	A	A	A	C	C	A	A	C
Robert Fitzgerald	A	A	A	C	A	A	C	C	A	D
Craig Wainscott	A	A	A	A	A	A	A	A	A	A
“Interested” Trustees
Jeff Busby	A	E	E	A	A	A	A	A	E	E
Oliver Murray	A	A	A	A	A	A	A	A	A	A

Compensation

The Trust pays Independent Trustees an annual retainer of $70,000 in quarterly installments of $17,500.  They also receive a fee of $1,000 for any special telephonic Board meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings.  The Board Chairman receives an additional fee of $20,000 per year.  The Audit Committee and Nominating/Governance Committee Chairs each receive an additional fee of $5,000 per year and $1,000 per year, respectively.  No other compensation or retirement benefits are received by any Trustee or officer from the Funds.  The Advisor reimburses the Trust the portion of such amounts attributable to the Separately Managed Account Reserve Trust series of the Trust.  These compensation matters are subject to review by the Independent Trustees annually.

The table below shows the compensation paid to each Trustee for the fiscal period ended September 30, 2015:

Name	Core Plus Fund	Credit Focus Yield Fund	Global Equity Fund	Global Opportunities Value Fund	Global Equity Income Fund	International Equity Fund	International Small Cap Fund	Emerging Markets Value Fund	SMART Fund(1)	Total Compensation from Trust and Trust Complex(2) Paid to Trustees
J. Michael Gaffney (3) (Independent Trustee)	$8,563	$8,563	$8,563	$6,028	$6,028	$8,563	$8,563	$8,563	$0	$72,000
Gregory Bishop(4) (Independent Trustee)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jean Carter (Independent Trustee)	$10,825	$10,825	$10,825	$7,611	$7,611	$10,825	$10,825	$10,825	$0	$91,000
Robert Fitzgerald (Independent Trustee)	$9,040	$9,040	$9,040	$6,361	$6,361	$9,040	$9,040	$9,040	$0	$76,000
Craig Wainscott (Independent Trustee)	$8,444	$8,444	$8,444	$5,944	$5,944	$8,444	$8,444	$8,444	$0	$71,000
Jeff Busby (Interested Trustee)	None	N/A	None	None	None	None	N/A	None	N/A	None
Oliver Murray (Interested Trustee)	None	N/A	None	None	None	None	N/A	None	N/A	None
(1)	The Advisor pays all expenses of the SMART Fund. For the fiscal period ended September 30, 2015, the Advisor compensated Trustees in the amount of $36,880 on behalf of the SMART Fund.
(2)	Trust Complex includes nine series of the Trust.
(3)	Effective December 31, 2016, J. Michael Gaffney no longer serves as an Independent Trustee of the Trust.
(4)	Effective January 1, 2017, Gregory Bishop has been elected as an Independent Trustee of the Trust.

Please retain this Supplement with the SAI.